UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

EVERYDAY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36371	80-0036062
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

345 Hudson Street, 16th Floor

New York, NY 10014

(Address of principal executive office)

(646) 728-9500

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2015, the Board of Directors (the “Board”) of Everyday Health, Inc. (the “Company”) appointed Laizer Kornwasser as a director of the Company, effective as of July 22, 2015.

Mr. Kornwasser was designated as a Class I director and shall serve for the remainder of the current Class I term, which expires at the annual meeting of stockholders to be held in 2018.  The size of the Board was increased to eight members to accommodate Mr. Kornwasser’s appointment.  Mr. Kornwasser will join the Audit Committee of the Board (the “Committee”), effective as of August 15, 2015.

There is no arrangement or understanding with any person pursuant to which Mr. Kornwasser was appointed as a member of the Board.

Mr. Kornwasser will receive compensation for his services in accordance with the Company’s Non-Employee Director Compensation Policy, under which he will receive a pro-rated annual retainer of $30,000 and $10,000 for his service on the Board and the Committee, respectively.  In addition, Mr. Kornwasser will receive a one-time equity grant having an estimated fair value on the date of grant of $150,000.

The Company intends to enter into its standard form of indemnification agreement with Mr. Kornwasser, the form of which was previously filed by the Company as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-194097), originally filed with the Securities and Exchange Commission on February 24, 2014, as amended.

Mr. Kornwasser recently served as Executive Vice President, Company Group Chairman for Valeant Pharmaceuticals International, Inc. While at Valeant Pharmaceuticals, from February 2013 until June 2015, Mr. Kornwasser was responsible for the neurology, dental, aesthetics, generics, managed care and trade divisions, as well as the Canadian operations. Previously, Mr. Kornwasser worked in various positions at Medco Health Solutions, Inc. from August 2003 until its acquisition by Express Scripts in April 2012, most recently serving as Senior Vice President of Consumer Solutions and Retail Markets. Prior to Medco Health Solutions, Mr. Kornwasser held positions at Opera Solutions, Walker Digital, Merrill Lynch and Coopers & Lybrand and served as an Associate Professor at Yeshiva University.  Mr. Kornwasser received a B.S. in Accounting from Yeshiva University and an M.B.A from Harvard Business School.

The press release announcing the appointment of Mr. Kornwasser to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number            Description

99.1                  Press Release dated July 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everyday Health, Inc.

Date: July 23, 2015	By:	/s/ Alan Shapiro
Name: Alan Shapiro
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit

Number            Description

99.1                  Press Release dated July 23, 2015.